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NUVEEN TAX-FREE UNIT TRUSTS

                         SUPPLEMENT TO THE PROSPECTUS
                             DATED JULY 1, 1997

Starting July 1, 1997, Nuveen will provide volume incentives to dealer firms that apply to secondary market purchase transactions of Nuveen Unit Trust units. At the discretion of the Sponsor, a volume incentive of $2.50 per $1,000 of Units sold can be earned by dealer firms as a marketing allowance for secondary market sales of at least $1 million of Nuveen Unit Trust units per calendar quarter originated from or by a given dealer firm. Only sales through Nuveen qualify for volume incentives and for meeting minimum requirements. Nuveen reserves the right to modify or change the volume incentive schedule at any time and make the determination of which firms qualify for the marketing allowance and the amount paid.






                           Nuveen Tax-Exempt Unit Trust, Series  484
                                            RULE 497(d)
                                            SEC FILE NO. 33-24580
                July  1, 1997


This is the first page of the Prospectus Supplement dated July 1, 1997 of the Prospectus for the above named series.